MATTHEW 25 FUND, INC.

                                 1-888-M25-FUND

                                 ANNUAL REPORT

                                December 31, 2000







Investment Advisor
Matthew 25 Management Corp.


Auditors
 Sanville & Company













Dear Shareholders of Matthew 25 Fund, Inc.,

   Our Matthew 25 Fund managed a positive return of 3.62% for the year 2000. This brings our five years cumulative return to 118.6%, which is an average annual compounded return of 16.93%, without any down years. This past year was a difficult year for stock investments with most indices ending down for the year. The causes of this were the growing fear of recession and the correcting of high prices within certain sectors, such as technology stocks.
We should be able to survive an economic slow down because of the underlying strength of our economy along with positive fiscal policies such as the Fed cutting interest rates and the Legislature potentially establishing a broad tax-cut. Fair pricing and the value of securities are often discussed but not often clarified. I will try to explain briefly how I use valuing within our Fund.
   First be aware that there are three techniques to "Pricing or Valuing" an investment. These are as follows:
        Historical Value
	Relative Value
	Intrinsic Value
   Historical Value is simply comparing prices over time, for the same investment. Company X sold at $50 last year and now it sells at $25. This is a rudimentary analysis with only minimal merit.  Next is Relative Value, which
is useful when comparing different assets.   An example would be when your
neighbor sells her home then you may use her sale price as a way to value your home. The more similar the investments are then the more accurate the comparative valuation should be. However, Relative valuation can be effectively used to compare distinct investments such as a private company to a public company or an investment in a bond instead of a stock. This is a valid technique.
   Intrinsic Value is the most important paradigm, but it also gives analysts the most consternation. The easiest task is remembering that intrinsic value of any investment is simply the net present value of its discounted future cash flows. The difficulty is figuring the cash flow stream, its growth if any, and the appropriate discount rate. This would be an exact price if we knew the future precisely. But since we never know the future, we need to continually calculate value to the best of our knowledge. The more conservative you are in your estimates, then the greater the margin of safety you will have built into your valuation. This process is a guesstimate at best; however, it helps to remember the words of A. P. Giannini the founder of Bank of America, "It doesn't matter if you don't always hit the exact bull's eye. The other rings in the target score points, too."
   The Schedule of Investments in Securities, within the financial statements, will show you the stocks that we own through our fund. It also shows the value of each stock and the profit or loss of this ownership from purchase date until year-end 2000. What it doesn't show you is why each stock is in our fund. In the table below I will grade each company and provide some insights on its value as an investment. In addition, I have added the stock's percentage price change for the year. The four categories that I use to evaluate a company are its Business, Management, Financial Condition, and Price. The grades are the same as in academia, with an "A" for outstanding, a "B" for very good, a "C" for average, a "D" for poor, and a "F" for failure. I believe that you make the most money in the extremes. As the Investment Adviser, my search is for the exceptional business, with outstanding managers, with low debt, and available at a great price. In other words, I am trying to find securities with as many high grades for each category as possible. The investments that best satisfy these elusive criteria are as follows:




                  2000
Security         Price Change   Business     Management    Financial      Price
Advanta         -52%              B               A           D             A
Advanta suffered a setback when the government changed the rules in the sub-prime mortgage business. Advanta responded by selling this business and decided to focus on its small business credit cards operations. Advanta has smart management, who has treated shareholders well. There is credit risk being in the finance industry, however, its price is undervalued from many measures. Most importantly, it is a cheap growth stock. I believe this investment will provide us a high return over the next few years.

Advanced Micro
Devices         -5%               B                A          B+            A
AMD is a semiconductor manufacturer. It gained market share against its arch rival, Intel. This stock was purchased during the year because its Relative Value as compared to Intel was so great, while it offered high Intrinsic Value with a PE ratio around 5 and an expected growth rate over 10%.

Berkshire
Hathaway        +27%              A                A+         A             B
Berkshire is run by the best business mind in the country, Warren Buffett.
His strategy, for the past few years, has been the acquisition of whole companies. Its intrinsic value continues to grow and its stock is underpriced.

Commonwealth
Bancorp         -7%               B                A          C             B+
This bank continues to use excess capital to buy back stock. I don't know of another bank that has bought back as large a percentage of its stock in the past four years. It also continues to improve its earnings, which also improves its value.

Freddie
Mac             +46%              A+               B          B             B
Earnings were up 15% this year. Greatest risk is that of the government changing the rules. Therefore, I will reduce our percentage holding in Freddie whenever price gets above 20 PE ratio. Wonderful business under existing government regulations that give advantages to Freddie and Fannie Mae.

Home
Depot           -34%              A+               A+         A             C
Long-term outlook for company remains positive. I had sold some shares early in the year because its stock was over priced. From April to October Home Depot's stock declined from $70 to $35. During this decline I repurchased shares. At prices in the mid-thirties will probably buy more shares for our Fund. Plan to hold current position for awhile.

Intel           -27%              A                A+         A             D
Sold some shares as price rose during the year. Discovered that Intel was overstating earnings with capital gains. Business is still dominant in an attractive industry, but the stock is still on the high side. I will likely hold position but may sell on strength.

Lindsay         +24%              B                A          A             C
Lindsay is a maker of farm irrigation equipment. The company ran the business extremely well in a difficult year for the farm industry. This was the second up year for the stock, while profits had not increased until the 4th quarter. If business continues to improve, I will hold this position.



                  2000
Security         Price Change   Business     Management    Financial      Price
MBIA            +40%              A                A          A             B+
MBIA is a mono-line insurer. Stock did well this year, and its business continues to improve. Management is writing new policies at high rates of return on capital. This stock should continue to do well.

Niagara
Mohawk          +20%              C                C          B             A
Niagara received a take-over offer from National Grid at $19 per share, which appears to be a done deal. Price seems low, but I believe management did what they thought was best for shareholders. I will sell this year.

PG&E Preferred
Stock           -29%              B                C          D             A+
Started buying preferred stocks of this california utility after energy crisis. I believe the assets sufficiently cover the debts and preferred stocks. Utility has done nothing wrong but existing laws need to be changed. High Intrinsic Value with current price offering potential 20% + returns.

Polaris         +10%              A                A          A             A
Polaris is a manufacturer of snow mobiles, watercrafts, ATV's, and motorcycles. Polaris has everything you could ask for in a company, and its stock is beginning to do well. I may buy more shares for I expect this stock to continue to do well.

Stillwell       +12%              A                A          A             A
Owns Janus, DST, Berger & Nelson, which are some great businesses. Mutual fund management is volatile but generates high free cash flows. This stock is undervalued, which is reinforced by the company's intention to buy back $1 billion worth of its stock, which is around 9% of its shares. Should only take 18 months to complete, without the use of debt.

AT&T            -66%              B                B          B             B+
I couldn't have been more disappointed in this stock. Management made some mistakes. Hopefully, company will deliver on its promise to distribute wireless and cable business to shareholders. There was large inside buying. This stock should rally from year-end price.

Sabre           -16%              B                B          A             C
Leader in electronic distribution of travel services for airlines and travel agents. Also owns 70% of Travelocity, which is the largest travel web site. Sabre continues to introduce new services, but profits were down for the year. Profit improvement in 2001 will be vital for this stock to remain in our portfolio.

UPS             -15%              A                A          A             C
Just started to buy, and I hope to be able to build a significant position within our Fund. Waiting for a better price to Intrinsic Value.

Worldcom        -74%              B+               A          B             A
I sold around half of our stock early in 1999 because of its high PE ratio. Earnings improved in 2000, while its stock price declined substantially. I purchased 53,000 shares in the 4th quarter. Growth, which is coming from data and internet business, needs to continue in order to increase the stock's price.





                  2000
Security         Price Change   Business     Management    Financial      Price
Willow Grove
Bancorp         +36%              B                B+         B             A
I believe Willow Grove is a well run bank; however, it had a significant loan loss in 2001. Only forty-five percent of its stock was sold to depositors. This stock is selling for around 64% of its adjusted book value if it were to sell its remaining shares. Long-term offers very high return potential.

        Hopefully, this letter gives you more insight into our portfolio. One indicator that may interest you is every time, since 1948, that the Fed lowered rates the market was up one year later, with an average rate of return of 26%. Our Fund had a strong start in 2001 rising in value 7.6% for the month of January. These indicators and our portfolio help me to feel optimistic.
Thank you for allowing me to work for you.

                                               Gratefully yours,


                                               Mark Mulholland, President







































                                     5

MATTHEW 25 FUND INC.
PERFORMANCE SUMMARY

The graph below represents the changes in value for a $10,000 investment in the Matthew 25 Fund from its inception, October 16,1995, to years ending 1995 through 2000. These changes are then compared to a $10,000 investment in the Value Line Index, which is an index comprising of 1,617 stocks, for the same period. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

                Incep.   Yr.Ended  Yr.Ended Yr.Ended Yr.Ended Yr.Ended Yr. Ended
                10/16/95 12/31/95  12/31/96 12/31/97 12/31/98 12/31/99 12/31/00
Matthew25Fund  $10,000    $10,320   $12,247  $17,104  $21,539  $21,772  $22,560
ValueLineIndx  $10,000    $10,287   $12,322  $15,827  $16,748  $18,517  $20,304
   _____________________________________________________________________________

                                      Matthew 25 Fund, Inc.
     23,200  -
             -                                                            #
     22,000  -                                                  #
             -                                         #
     20,800  -                                                             *
             -
 V   19,600  -
             -
 a   18,400  -                                                   *
             -
 l   17,200  -                              #           *
             -
 u   16,000  -                               *
             -
 e   14,800  -
             -
     13,600  -
             -
     12,400  -                    #*
             -
     11,200  -
             -          #*
     10,000  - #*
            ___________________________________________________________________
           10/16/95  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00

               # Matthew 25 Fund       * Value Line Index
   _____________________________________________________________________________
              76 days 1 year 1 year 1 year 1 year 1 year Average 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 Annual
Matthew25Fund   3.20%     18.68%    39.65%    25.93%     1.08%     3.62%  16.86%
ValueLineIndx   2.87%     19.78%    28.45%     5.82%    10.56%     9.65%  14.53%






                                     6

MATTHEW 25 FUND, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES
FOR THE YEAR ENDED DECEMBER 31, 2000


                                     Number of Shares  Historical Cost  Value
                                     ________________  _______________ ________
COMMON STOCKS  98.42%
 Banks & finance, 13.76%
  Advanta Corporation Class A            30,078          $  371,243   $  265,062
  Advanta Corporation Class B            78,622             762,359      565,096
  Commonwealth Bancorp, Inc.            100,000           1,367,282    1,543,750
  Willow Grove Bancorp, Inc.            113,500           1,153,199    1,347,813
                                                        ____________   _________
                                                          3,654,083    3,721,721
Communications, 5.52%
 AT&T Corporation                        23,666             465,002      408,239
 MCI WorldCom, Inc.*                     75,000           1,318,366    1,050,000
 Intermedia Communications, Inc.*         5,000             100,729       35,937
                                                        _____________  _________
                                                          1,884,097    1,494,176
Insurance, 10.96%
 MBIA, Inc.                              40,000           2,172,491    2,965,000
                                                        _____________  _________
                                                          2,172,491    2,965,000
Investment Advisory 7.58%
 Stillwell Financial                     52,000           1,389,462    2,050,750
                                                        _____________  _________
                                                          1,389,462    2,050,750
Manufacturing, 14.91%
 Advanced Micro Devices Inc.*            28,000             654,560      386,750
 Dell Computers*                          7,000             258,197      122,062
 Intel Corp.                             28,000             518,528      847,000
 Lindsay Manufacturing Co.               20,000             293,051      452,500
 Polaris Industries, Inc.                56,000           1,842,555    2,226,000
                                                        _____________  _________
                                                          3,566,891    4,034,312
Mortgage securities, 22.03%
 Federal Home Loan Mortgage Corp.        86,500           3,146,660    5,957,688
                                                        _____________  _________
                                                          3,146,660    5,957,688
Conglomerate, 6.73%
 Berkshire Hathaway, Class A*                21             993,322    1,491,000
 Berkshire Hathaway, Class B*               140             216,825      329,560
                                                        _____________  _________
                                                          1,210,147    1,820,560
Retail, 4.56%
 Home Depot, Inc.                        27,000             606,684    1,233,562
                                                        _____________  _________
                                                            606,684    1,233,562
Software/Internet, 4.21%
 Sabre Corporation*                      26,384             924,281    1,137,810
                                                        _____________  _________
                                                            924,281    1,137,810



                   See accompanying notes to financial statements.
                                     7

                             MATTHEW 25 FUND, INC.
               SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2000



                                    Number of Shares  Historical Cost  Value
                                    ________________  ______________  ________
Transportation, 0.86%
 Kansas City Southern Indust., Inc.       11,400             36,857      115,425
 United Parcel Service, Inc.               2,000            108,944      117,500
                                                       _____________  __________
                                                            145,801      232,925
Utilities, 7.30%
 Niagara Mohawk Holdings Corp.*          118,400          1,330,327    1,975,800
                                                       _____________  __________
                                                          1,330,327    1,975,800

TOTAL COMMON STOCKS                                    _____________  __________
                                                         20,030,924   26,624,304
                                                       _____________  __________
PREFERRED STOCKS  0.15%
Utilities, 0.15%
 PG&E Corporation 4.8% 1st Preferred       3,300             36,846       39,394
                                                       _____________  __________
TOTAL PREFERRED STOCKS                                       36,846       39,394

                                                       _____________  __________
TOTAL INVESTMENTS, 98.57%                               $20,067,770  $26,663,698


Other Assets Less Liabilities 1.43%                                      386,185
                                                                      __________
Net Assets 100.00%                                                    27,049,883





* Non-income producing security
















                   See accompanying notes to financial statements.
                                     8


                               MATTHEW 25 FUND,INC.
                         STATEMENT OF ASSETS AND LIABILITIES
                                  DECEMBER 31, 2000



ASSETS:
 Investments in securities at value (cost $20,067,770)            $ 26,663,698
 Cash                                                                  311,130
 Receivables:
  Dividends and interest                                                34,792
  Fund shares sold                                                      40,500
                                                                    __________
      TOTAL ASSETS                                                  27,050,200

LIABILITIES
 Accounts payable                                                          175
 Due to advisor (Note 2)                                                    66
 Due to broker                                                              76
  TOTAL LIABILITIES                                                 __________
                                                                           317
NET ASSETS: (Equivalent to $10.90 per share based on
 2,481,156 shares of capital stock 100,000,000 shares
 authorized, $0.01 par value)                                     $ 27,049,883
                                                                    ==========

COMPOSITION OF NET ASSETS

 Shares of common stock                                           $     24,812
 Additional-paid-in capital                                         20,429,143
 Net unrealized appreciation of investments                          6,595,928
                                                                    __________

NET ASSETS                                                        $ 27,049,883
                                                                    ==========






















                See accompanying notes to financial statements.
                                     9

                                 MATTHEW  25  FUND, INC.
                              STATEMENT   OF   OPERATIONS
                          For The Year Ended December 31,2000

INVESTMENT INCOME:
 Dividends                                                           $289,223
 Interest                                                              10,024
                                                                     ________
     TOTAL INVESTMENT INCOME                                          299,247

EXPENSES:
 Advertising and marketing                                              2,071
 Audit                                                                  4,000
 Bank fees                                                                292
 Directors fees and expenses                                           10,245
 Insurance                                                             12,455
 Investment advisory fee (Note 2)                                     260,397
 IRA trustee expense                                                    5,190
 Legal                                                                  2,200
 Miscellaneous expense                                                     96
 Office supplies                                                        6,567
 Postage and printing                                                   2,994
 Registration and filing fees                                           4,019
 Shareholder reporting                                                  1,655
 Software                                                               8,298
 State and local taxes                                                  2,250
 Telephone                                                              1,132
                                                                   ___________
     TOTAL EXPENSES                                                   323,861
 Less, expense reduction from investment advisor (Note 2)              (6,010)
                                                                   ___________
     NET EXPENSES                                                     317,851
                                                                   ___________
     NET INVESTMENT LOSS                                              (18,604)
                                                                   ___________

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                       85,206
Net change in unrealized appreciation of investments                  923,267
                                                                   ___________
Net realized and unrealized gain on investments                     1,008,473
                                                                   ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:                $989,869
                                                                   ===========












                   See accompanying notes to financial statements.
                                     10

                               MATTHEW 25 FUND, INC.
                        STATEMENT OF CHANGES IN NET ASSETS
                      For The Years Ended December 31,2000 and 1999

                                                2000                 1999
                                         _________________    _________________

INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment loss                      $   (18,604)          $    (57,320)
 Net realized gain on investments              85,206                198,979
 Net change in unrealized appreciation
  on investments                              923,267                104,032
                                         _________________    _________________
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                               989,869                245,691


DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain on investments             (66,602)              (141,659)

CAPITAL SHARE TRANSACTIONS (Note 4)           724,971              3,969,893
                                         _________________    _________________
NET INCREASE IN NET ASSETS                  1,648,238              4,073,925

NET ASSETS
  BEGINNING OF YEAR:                       25,401,645             21,327,720
                                         _________________    _________________

  END OF YEAR:                          $  27,049,883       $     25,401,645
                                         =================    =================


























                   See accompanying notes to financial statements.
                                     11


                           MATTHEW 25 FUND, INC.
             FINANCIAL HIGHLIGHTS AND RELATED RATIOS/SUPPLEMENTAL DATA
               For a Share Outstanding Throughout The Year:

                              For The Year Ended December 31
                   _________________________________________________________
                             2000        1999        1998     1997      1996
                             ____        ____        ____     ____      ____
Net asset value,
 Beginning of year         $10.55      $10.49      $ 8.50   $ 6.11    $ 5.16
Income from investment
 operations Net investment
 income(loss)               (0.01)      (0.03)      (0.02)    0.01      0.01

 Net gains on
  securities both
  realized and
  unrealized                 0.39        0.15        2.22     2.41      0.95
                             ____        ____        ____     ____      ____
Total from investment
  operations                10.93       10.61       10.70     8.53      6.12

Less, distributions
 Net investment
  income                     0.00        0.00       (0.02)   (0.01)    (0.01)

 Net realized gains
  on investments            (0.03)      (0.06)      (0.19)   (0.02)     0.00
                             ____        ____        ____     ____      ____
Net Asset value,
 end of year            $   10.90       10.55       10.49     8.50      6.11
                            =====       =====       =====    =====     =====
Total return                 3.62%       1.08%      25.93%   39.65%    18.63%

Net assets,
 end of period          $  27,050      25,402      21,327   10,579     1,420
 (000's omitted)

Ratio of expenses, after
 expense reimbursement,
 to average net assets       1.22%       1.22%       1.26%    1.26%     1.34%

Ratio of investment
 income, net to
 average assets             (0.07)%     (0.24)%     (0.25)%   0.31%     0.44%

Portfolio turnover rate     30.80%      17.88%      30.64%    9.89%     2.52%










                   See accompanying notes to financial statements.
                                     12

                               MATTHEW 25 FUND, INC.
                           NOTES TO FINANCIAL STATEMENTS
                                December 31, 2000

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       NATURE OF OPERATIONS
       Matthew 25 Fund, Inc.("the Fund") was incorporated on August 28, 1995 and commenced operations on October 16, 1995. The Fund had no operations prior to the commencement of operations other than matters relating to its organization and registration as an open-end, non-diversified management investment company under the Investment Company Act of 1940 and its shares under the Security Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

       SECURITY VALUATIONS
       The Fund values investment securities, where market quotations are available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price.

       FEDERAL INCOME TAXES
       The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

       DISTRIBUTION TO SHAREHOLDERS
       The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end, recorded on the ex-dividend date.

       OTHER
       The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determin-ing gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

       ESTIMATES
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.









                                     13

                             MATTHEW 25 FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2 INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED TRANSACTIONS
 The Fund has an investment advisory agreement with The Matthew 25 Management Corp., whereby Matthew 25 Management Corp. receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. Matthew 25 Management Corp. has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000. The management fee for 2000, as computed pursuant to the investment advisory agreement, totaled $260,397. The Matthew 25 Management Corp. has agreed to accept as its 2000 advisory fee the amount it was paid in 2000 totaling $254,387 and to irrevocably waive any and all rights to the difference between actual management fees paid and fees per the agreement.
 The management fee waived for 2000 was $6,010.

 Mr. Mark Mulholland is the sole owner, director and officer of Matthew 25 Management Corporation and is also the president of the Fund. In addition, Mr. Mulholland is a broker at Boenning and Scattergood, Inc. During the year ended December 31, 2000, the Fund paid brokerage commission of $14,801 to Boenning & Scattergood, Inc. of which Mr. Mulholland received compensation totaling $5,817. Boenning & Scattergood, Inc. is not otherwise associated with Matthew 25 Fund, Inc. or Matthew 25 Management Corp. and is not responsible for any of the investment advice rendered to the Fund by Matthew 25 Management Corporation or Mr. Mulholland.

NOTE 3 INVESTMENTS
 For the year ended December 31, 2000, purchases and sales of investment securities other than short-term investments aggregated $9,132,754 and $8,002,649, respectively. At December 31, 2000, the gross unrealized appreciation for all securities totaled $7,693,238 and the gross unrealized depreciation for all securities totaled $1,097,310 or a net unrealized appreciation of $6,595,928. The aggregate cost of securities for federal income tax purposes at December 31, 2000 was $20,067,770.

NOTE 4 CAPITAL SHARE TRANSACTIONS
 As of December 31, 2000,there were 100,000,000 shares of $.01 per value capital stock authorized. The total par value and paid-in capital totaled $20,453,955. Transactions in capital stock were as follows for the years ended December 31,
 2000 and 1999:                      2000                           1999
                             _______________________     _____________________
                               Shares       Amount         Shares     Amount
                             __________   __________     __________ ___________
Shares sold                    252,736    $2,641,426       535,502  $5,687,487
Shares issued in reinvestment
 of dividends                    6,094        66,602        13,595     141,659
Shares redeemed               (186,063)   (1,983,057)     (173,281) (1,859,253)
                             __________   __________     __________ ___________
Net Increase                    72,767    $  724,971       375,816  $3,969,893
                             ==========   ==========     ========== ===========

NOTE 5 DISTRIBUTIONS TO SHAREHOLDERS
 On December 28, 2000, a distribution of $.027 per share aggregating $66,602 was paid to shareholders of record on the date from net ordinary income.


                                     14

                          INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors
Matthew 25 Fund, Inc.
Jenkintown, Pennsylvania

We have audited the accompanying statement of assets and liabilities of Matthew 25 Fund, Inc., including the schedule of investments, as of December, 31 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended, were audited by other auditors whose report, dated January 25, 2000 expressed an unqualified opinion on this information.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, verified by examination and by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Matthew 25 Fund, Inc., as of December 31, 2000, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


February 5, 2001                              Sanville & Company
Abington, Pennsylvania                        Certified Public Accountants